SEGALL BRYANT & HAMILL
                             ----------------------
                                  MID CAP FUND





                               [GRAPHIC OMITTED]






                               Semi-Annual Report
                                October 31, 2001

                       SEGALL BRYANT & HAMILL MID CAP FUND



November 15, 2001


Dear Fellow Shareholder:

     For the one-year period ending October 31, 2001, the Segall Bryant & Hamill Mid Cap Fund's total return at NAV was -18.16 percent. This compares to the performance of the Russell Mid Cap Index of -18.02 percent. According to Lipper Analytical Services, for the same one-year period, the average Mid Cap Core fund returned -18.84 percent.

     As we communicated to you in the past, we feel that the opportunity for investing in the mid capitalization tier of the market is as attractive as it has been in the past decade. We believe that we can find companies in this area of the market that meet our investment criteria and offer good value. Although we are focusing on smaller companies, the criteria which we use to select them remains unchanged: consistently high return on invested capital (ROI), double digit earnings growth and high levels of free cash flow. We continue to be owners of stocks and not renters, focusing on the long-term intrinsic value of their businesses.

     Over the past year, there has been a dramatic shift in the investment landscape. Several issues are worth mentioning. First, the Federal Reserve's aggressive easing to stimulate the economy had been working prior to the tragic events of September 11th, however most companies were still in a `profits' recession as overspending on both capital and human investment over the past several years began to pressure profit margins. Several companies have drastically cut back on capital spending and have started to reduce headcount in an attempt to right-size their cost structures. Secondly, mid cap stocks (companies with market caps between $1 billion and $12 billion) have performed well compared to larger cap stocks, as smaller companies have been able to adjust their cost structures faster. Although mid cap stocks have done well over the past year, the fundamental outlook is still strong. Mid cap stocks currently sell at a 15% valuation discount to the largest 100 equities in the market, historically they have traded at a premium.

     The Fund's performance over the past year is a combination of several factors. In late 2000, the Fund was positioned to take advantage of potential aggressive Fed easing and a rebound by the third quarter of 2001. Increased exposure in several sectors of the market that would benefit from faster growth included semiconductors, industrials, media companies and retailers. These `high quality' cyclical companies tend to anticipate a

                       SEGALL BRYANT & HAMILL MID CAP FUND


recovery in the economy well in advance and outperform even as near-term fundamentals deteriorate. Also, our focus on finding truly unique companies with consistent earning growth decreased the Fund's overall volatility during a very uncertain period.

     Our outlook for the economy is for slower growth during the balance of 2001. As of mid 2001 the economy had probably slipped into recession territory and the events of September 11th accelerated this slowdown. The aggressive easing that the Fed has undertaken and the recent fiscal stimulus packages should result in stronger economic growth by mid-year 2002. The Fund is currently positioned for such a recovery.

     Our focus on high ROI mid capitalization stocks has led us to invest in very solid companies that operate in unique industry settings. This strategy leads us to concentrate the Fund on the growth segments of the economy such as Health Care, Technology and Finance. We will tend to be overweight in these sectors and focus less on the more cyclical sectors of the market. However, we have selectively increased our holdings in companies that will benefit from increased economic growth.

     We remain confident that our selection process will lead to above-average results over time. By focusing on mid cap growth companies with reasonable valuations, we believe that our shareholders will benefit from both the attractive valuation levels of this sector of the market and owning high quality growth companies.

/s/ David P. Kalis

David P. Kalis, CFA

                      SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
Shares     COMMON STOCKS: 93.15%                                    Market Value
--------------------------------------------------------------------------------
           ADVERTISING: 0.93%
 3,550     Catalina Marketing Corporation* .......................   $   98,158
                                                                     ----------
           ADVERTISING AGENCIES: 1.01%
 4,750     The Interpublic Group of Companies, Inc. ..............      106,638
                                                                     ----------
           BANKS - MAJOR REGIONAL: 1.83%
 6,950     North Fork Bancorporation, Inc. .......................      193,905
                                                                     ----------
           BROADCASTING-MEDIA: 1.82%
 7,700     Univision Communications Inc.* ........................      192,500
                                                                     ----------
           COMM SERVICES-CELLULAR: 1.94%
 4,000     AirGate PCS, Inc.* ....................................      205,840
                                                                     ----------
           COMMERCIAL BANKS - EASTERN U.S.: 2.49%
 9,674     Charter One Financial, Inc. ...........................      263,617
                                                                     ----------
           COMMERCIAL BANKS - MIDWEST U.S.: 1.70%
 3,900     Comerica Incorporated .................................      179,751
                                                                     ----------
           COMPUTER SERVICES: 10.38%
 2,900     Affiliated Computer Services, Inc.* ...................      255,345
 6,200     Concord EFS, Inc.* ....................................      169,694
10,100     Convergys Corp.* ......................................      283,810
10,000     SunGard Data Systems Inc.* ............................      252,000
 5,250     Adobe Systems Incorporated ............................      138,600
                                                                     ----------
                                                                      1,099,449
                                                                     ----------
           CONSUMER PRODUCTS - MISCELLANEOUS: 2.50%
17,900     Rayovac Corporation* ..................................      264,920
                                                                     ----------

                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2001 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
           DIVERSIFIED MANUFACTURING: 8.42%
 4,600     Danaher Corp. .........................................   $  256,404
 3,025     Johnson Controls, Inc. ................................      218,768
 7,600     Littlefuse, Inc.* .....................................      171,304
 5,350     Mettler-Toledo International, Inc.* ...................      245,619
                                                                     ----------
                                                                        892,095
                                                                     ----------
           ELECTRONIC - INSTRUMENTS: 2.04%
 7,500     National Instruments Corporation* .....................      216,075
                                                                     ----------
           ELECTRONICS: 1.17%
 5,001     Molex Incorporated ....................................      124,275
                                                                     ----------
           ELECTRONICS - SEMI: 3.33%
 7,550     Altera Corporation* ...................................      152,510
 5,150     Linear Technology Corporation .........................      199,820
                                                                     ----------
                                                                        352,330
                                                                     ----------
           FINANCIAL GUARANTEE INSURANCE: 1.56%
 3,200     MGIC Investment Corporation ...........................      165,568
                                                                     ----------
           FINANCIAL-DIVERSE: 2.57%
 5,675     Ambac Financial Group, Inc. ...........................      272,400
                                                                     ----------
           HC-BIOTECH: 4.44%
 5,975     MedImmune, Inc.* ......................................      234,459
 4,500     Millipore Corporation .................................      235,350
                                                                     ----------
                                                                        469,809
                                                                     ----------
           HEALTHCARE - SERVICES: 1.92%
 9,500     IMS Health Incorporated ...............................      203,015
                                                                     ----------
           IDENTIFICATION SYSTEMS / DEVICES: 2.00%
16,487     Symbol Technologies, Inc. .............................      211,858
                                                                     ----------

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                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2001 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
           INSURANCE-LIFE: 1.82%
 7,900     AFLAC Incorporated ....................................   $  193,234
                                                                     ----------
           LIFE / HEALTH INSURANCE: 1.43%
 5,500     Protective Life Corporation ...........................      151,525
                                                                     ----------
           MANUFACTURE - DIVERSE: 5.45%
 6,150     Gentex Corporation* ...................................      146,370
 5,100     Graco Inc. ............................................      165,750
 6,250     Roper Industries, Inc. ................................      265,000
                                                                     ----------
                                                                        577,120
                                                                     ----------
           MEDICAL INSTRUMENTS: 5.18%
 8,150     Biomet, Inc. ..........................................      248,575
 8,900     Respironics, Inc.* ....................................      299,752
                                                                     ----------
                                                                        548,327
                                                                     ----------
           OFFICE SUPPLIES AND FORMS: 2.36%
 5,400     Avery Dennison Corporation ............................      250,020
                                                                     ----------
           OIL - EXPLORATION & PRODUCTION: 2.37%
 6,350     Stone Energy Corporation* .............................      251,143
                                                                     ----------
           OIL & GAS / REFINE & MARKET: 0.55%
 2,400     Santa Fe International Corporation ....................       58,416
                                                                     ----------
           PERSONAL CARE: 0.30%
 1,000     The Estee Lauder Companies, Inc. ......................       32,250
                                                                     ----------
           REGIONAL BANK - SOUTHWEST: 1.95%
 4,300     Zions Bancorp. ........................................      206,056
                                                                     ----------

                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2001 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
           RETAIL - DISCOUNT: 5.93%
 4,300     BJ's Wholesale Club, Inc.* ............................  $   218,310
11,787     Dollar General Corporation ............................      168,436
 4,350     Kohl's Corporation* ...................................      241,904
                                                                     ----------
                                                                        628,650
                                                                     ----------
           RETAIL-DRUG: 1.49%
 6,600     CVS Corporation .......................................      157,740
                                                                     ----------
           RETAIL-GENERAL: 0.88%
 8,200     Intimate Brands, Inc. .................................       93,070
                                                                     ----------
           SERVICES - COMMERCIAL: 5.31%
 4,600     Cintas Corporation ....................................      185,931
 5,300     DeVry Inc.* ...........................................      142,835
 6,650     Ecolab, Inc. ..........................................      233,947
                                                                     ----------
                                                                        562,713
                                                                     ----------
           SERVICES - INTERNATIONAL: 1.34%
 6,900     Robert Half International Inc.* .......................      142,347
                                                                     ----------
           TECHNOLOGY - SOFTWARE: 1.80%
 4,750     Intuit, Inc. ..........................................      191,045
                                                                     ----------
           TELECOM EQUIPMENT: 0.27%
 1,800     ADC Telecommunications, Inc.* .........................        8,190
 1,500     Tellabs, Inc.* ........................................       20,474
                                                                     ----------
                                                                         28,664
                                                                     ----------
           TRANSPORTATION: 2.67%
10,575     C.H. Robinson Worldwide, Inc. .........................      283,093
                                                                     ----------
           Total Common Stocks (Cost $10,315,453) ................    9,867,616
                                                                     ----------

                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2001 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
Shares     SHORT-TERM INVESTMENTS: 6.83%                            Market Value
--------------------------------------------------------------------------------
723,047    Firstar Stellar Treasury Fund
             (Cost $723,047)                                        $   723,047
                                                                    -----------
           Total Investments in Securities
             (Cost $11,038,500+): 99.98%                             10,590,663
                                                                    -----------
           Other Assets less Liabilities: 0.02%                           2,096
                                                                    -----------
           Net Assets: 100.00%                                      $10,592,759
                                                                    ===========

* Non-income producing security.


+ Gross unrealized appreciation and depreciation of securities is as follows:

           Gross unrealized appreciation                            $   794,889
           Gross unrealized depreciation                             (1,242,726)
                                                                    -----------
             Net unrealized appreciation                            $  (447,837)
                                                                    ===========

See accompanying Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND

STATEMENT OF ASSETS AND LIABILITIES
AT OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value
     (identified cost $11,038,500) ...........................     $ 10,590,663
   Receivables
     Due from Advisor ........................................            1,267
     Dividends and interest ..................................            4,241
     Fund shares sold ........................................           26,518
                                                                   ------------
        Total assets .........................................       10,622,689
                                                                   ------------
LIABILITIES
   Payables
     Administration fees .....................................            2,548
     Distribution fees .......................................              820
     Fund shares repurchased .................................            4,134
   Accrued expenses ..........................................           22,428
                                                                   ------------
        Total liabilities ....................................           29,930
                                                                   ------------

NET ASSETS ...................................................     $ 10,592,759
                                                                   ============
Net asset value, offering and redemption price per share
   [$10,592,759 / 936,951 shares outstanding; unlimited
   number of shares (par value $0.01) authorized] ............     $      11.31
                                                                   ============
COMPONENTS OF NET ASSETS
   Paid-in capital ...........................................     $ 11,129,486
   Undistributed net investment income .......................          (39,848)
   Accumulated net realized gain on investments ..............          (49,042)
   Net unrealized appreciation on investments ................         (447,837)
                                                                   ------------
     Net assets ..............................................     $ 10,592,759
                                                                   ============

See accompanying Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Income
        Dividends .............................................     $    32,277
        Interest ..............................................           9,397
                                                                    -----------
          Total income ........................................          41,674
                                                                    -----------
   Expenses
        Advisory fees (Note 3) ................................          43,892
        Administration fees (Note 3) ..........................          15,123
        Distribution fees (Note 4) ............................          14,631
        Professional fees .....................................          11,607
        Fund accounting fees ..................................          11,068
        Transfer agent fees ...................................           8,549
        Registration fees .....................................           7,914
        Reports to shareholders ...............................           4,033
        Custody fees ..........................................           3,630
        Other .................................................           3,025
        Trustee fees ..........................................           2,168
        Insurance fees ........................................           1,209
                                                                    -----------
          Total expenses ......................................         126,849
          Less: advisory fee waiver and
             absorption (Note 3) ..............................         (45,327)
                                                                    -----------
          Net expenses ........................................          81,522
                                                                    -----------
               NET INVESTMENT LOSS ............................         (39,848)
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from security transactions ...............        (552,830)
   Net change in unrealized depreciation on
     investments ..............................................      (1,247,925)
                                                                    -----------
        Net realized and unrealized loss on investments .......      (1,800,755)
                                                                    -----------
               NET DECREASE IN NET ASSETS RESULTING
                  FROM OPERATIONS .............................     $(1,840,603)
                                                                    ===========

See accompanying Notes to Financial Statements.

                      SEGALL BRYANT & HAMILL MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Six Months            Year
                                                       ended              ended
                                                 October 31, 2001#    April 30, 2001
                                                 -----------------    --------------
INCREASE / (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment loss ..........................   $    (39,848        $    (79,453)
  Net realized (loss) / gain on
    security transactions ......................       (552,830)          1,508,267
  Net change in unrealized
    depreciation on investments ................     (1,247,925)           (700,183)
                                                   ------------        ------------
      NET (DECREASE) / INCREASE IN NET
        ASSETS RESULTING FROM OPERATIONS .......     (1,840,603)            728,631
                                                   ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on security transactions ...              0          (1,625,209)
                                                   ------------        ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase in net assets derived
    from net change in outstanding
    shares (a) .................................        980,599           2,159,078
                                                   ------------        ------------
  TOTAL INCREASE IN NET ASSETS .................       (860,004)          1,262,500
                                                   ------------        ------------
NET ASSETS
Beginning of period ............................     11,452,763          10,190,263
                                                   ------------        ------------
END OF PERIOD ..................................   $ 10,592,759        $ 11,452,763
                                                   ============        ============

(a) A summary of share transactions is as follows:

                               Six Months ended                 Year ended
                              October 31, 2001#               April 30, 2001
                            ----------------------       -----------------------
                            Shares        Value           Shares        Value
                            ------        -----           ------        -----
Shares sold .........       319,035    $ 2,879,393       137,186    $ 1,916,695
Shares issued in
  reinvestment of
  distributions .....            --             --       106,692      1,496,889
Shares redeemed .....      (247,947)    (1,898,794       (87,145)    (1,254,506)
                           --------    -----------       -------    -----------
Net increase ........        71,088    $   980,599       156,733    $ 2,159,078
                           ========    ===========       =======    ===========

# Unaudited.

See accompanying Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                       Six Months        Year         May 1, 1999   April 1, 1999*
                                                         ended           ended          through        through
                                                    Oct. 31, 2001#   Apr. 30, 2001   Apr. 30, 2000  Apr. 30, 1999
                                                    --------------   -------------   -------------  -------------
Net asset value, beginning of period ..............   $    13.23       $    14.37     $    13.14     $    12.49
                                                      ----------       ----------     ----------     ----------
Income from investment operations:
  Net investment loss .............................        (0.04)           (0.09)         (0.11)            --
  Net realized and unrealized gain
    on investments ................................        (1.88)            1.25           1.99           0.65
                                                      ----------       ----------     ----------     ----------
Total from investment operations ..................        (1.92)            1.16           1.88           0.65
                                                      ----------       ----------     ----------     ----------
Less distributions:
  Dividends from net realized gain ................         0.00            (2.30)         (0.65)            --
                                                      ----------       ----------     ----------     ----------

Net asset value, end of period ....................   $    11.31       $    13.23     $    14.37     $    13.14
                                                      ==========       ==========     ==========     ==========

Total return ......................................       (18.16%)++         7.13%         14.93%          5.20%++

Ratios/supplemental data:
Net assets, end of period (thousands) .............   $   10,593       $   11,453     $   10,190     $    8,433

Ratio of expenses to average net assets:
  Before expense reimbursement ....................         2.22%+           2.17%          2.51%          7.35%+
  After expense reimbursement .....................         1.40%+           1.40%          1.40%          1.34%+

Ratio of net investment loss to average net assets:
  After expense reimbursement .....................        (0.70%)+         (0.72%)        (0.78%)        (0.23%)+

Portfolio turnover rate ...........................        27.89%           89.84%        114.39%         18.02%

*   Commencement of operations.
+   Annualized.
++  Not Annualized.
#   Unaudited.

See accompanying Notes to Financial Statements.

12
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                      SEGALL BRYANT & HAMILL MID CAP FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Segall Bryant & Hamill Mid Cap Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on April 1, 1999. The Fund's objective is to seek growth of capital by investing in medium-capitalization ("mid-cap") companies with income as a secondary objective.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C.   SECURITY   TRANSACTIONS,   DIVIDENDS   AND   DISTRIBUTIONS:   Security
          transactions are accounted for on the trade date. Realized gains

                      SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------

          and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended October 31, 2001, Segall Bryant & Hamill (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended October 31, 2001, the Fund incurred $43,892 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.

                      SEGALL BRYANT & HAMILL MID CAP FUND

The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended October 31, 2001, the Advisor reduced its fees and absorbed Fund expenses in the amount of $45,327; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $274,777 at October 31, 2001.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                              Fee rate
----------------                              --------
Less than $15 million                         $30,000
$15 million to less than $50 million          0.20% of average daily net assets
$50 million to less than $100 million         0.15% of average daily net assets
$100 million to less than $150 million        0.10% of average daily net assets
More than $150 million                        0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

     Effective October 1, 2001, the Administrator and Distributor were acquired by a wholly owned subsidiary of U.S. Bancorp.

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                      SEGALL BRYANT & HAMILL MID CAP FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
NOTE 4 - DISTRIBUTION COSTS

      The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the six months ended October 31, 2001, the Fund paid the Distribution Coordinator $14,631.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the six months ended October 31, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,129,506 and $3,020,912 respectively.

16
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                                     ADVISOR

                             Segall Bryant & Hamill
                       10 South Wacker Drive, Suite 2150
                             Chicago, Illinois 60606


                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018


                                    CUSTODIAN

                     Firstar Institutional Custody Services
                               425 Walnut Street
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT

                              Orbitex Data Services
                        14707 California Street, Suite 5
                                 Omaha, NE 68154
                                  877-829-8413


                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                        San Francisco, California 94104